                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT




        We consent to the incorporation, by reference, in this Registration Statement of Sulcus Hospitality Technologies Corp. (formerly Sulcus Computer Corporation) on Form S-8 of our report dated March 5, 1997, on the financial statements of Sulcus Hospitality Technologies Corp., included in its Annual Report (Form 10-K), for the year ended December 31, 1996.






                                             /s/ Crowe, Chizek and Company LLP

                                                 CROWE, CHIZEK AND COMPANY LLP







Columbus, Ohio
December 19, 1997


                                        8